UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 18, 2008

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 18, 2008, the Board of Directors (the "Board") of The Williams Companies, Inc. ("Williams" or the "Company") approved a form of director and officer indemnification agreement. The agreement sets out the indemnification and advancement rights provided and the procedures required under the agreement for determining entitlement to and obtaining indemnification and expense advancement. All of Williams’ directors and executive officers will execute the form of indemnification agreement, which supersedes any previously existing indemnification agreements.

The preceding is qualified in its entirety by reference to the form of indemnification agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2008, the Board of Williams approved certain amendments to the Company's By-laws.

— Article II, Sections 2, 3, and 8 of the By-laws were amended to clarify the applicability of the advance notice provisions to all stockholder proposals to be brought before the annual meeting or a special meeting of stockholders, the time frames necessary for such proposals to be timely, and the information that must be included in the written notice to the Secretary of the Company, including a new requirement that, with respect to proposals not made in compliance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, proposing stockholders disclose certain details about the nature of their ownership interests in the Company.

— Article III, Section 1 of the By-laws was amended to clarify the requirements for nominations for directors, including the time frames necessary for such nominations to be timely and the information that must be included in the written notice to the Secretary of the Company, including a new requirement that nominating stockholders disclose certain details about the nature of their ownership interests in the Company.

— Article VIII, Sections 2, 3, 5, and 7 of the By-laws were amended to modify the advancement of expenses provisions to extend advancement to all officers of the Company, clarify when the Company may refuse to advance or discontinue advancement of expenses to any officer other than a Section 16 officer (as defined in the By-laws), and specify that the rights conferred upon indemnitees in Article VIII shall vest at the time such indemnitee becomes a director or officer of the Company.

The preceding is qualified in its entirety by reference to the Company's By-laws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) None
(b) None
(c) None
(d) Exhibits

Exhibit 3.1 The Williams Companies, Inc. By-laws, as amended on September 18, 2008.

Exhibit 10.1 Form of Indemnification Agreement effective as of September 18, 2008, among Williams and directors and executive officers of Williams.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc.

September 24, 2008	By:	Brian K. Shore

Name: Brian K. Shore
Title: Assistant Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.1	The Williams Companies, Inc. By-laws, as amended on September 18, 2008.
10.1	Form of Indemnification Agreement effective as of September 18, 2008, among Williams and directors and executive officers of Williams.